Income Taxes - Reconciliation of Expected Income Tax Expense at Federal Statutory Rate of 35 Percent to Company's Applicable Income Tax Expense (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Reconciliation [Line Items]
Tax at statutory rate	$ 2,704	$ 2,320	$ 1,470
State income tax, at statutory rates, net of federal tax benefit	220	159	110
Tax effect of
Tax credits, net of related expenses	(479)	(458)	(462)
Tax-exempt income	(219)	(226)	(214)
Noncontrolling interests	55	29	18
Other items	(45)	17	13
Total income tax provision	$ 2,236	$ 1,841	$ 935